                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 15, 2005
                                                  ------------------------------

                                  Syntel, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Michigan
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               0-22903                                     38-2312018
       ------------------------                ---------------------------------
       (Commission File Number)                (IRS Employer Identification No.)


525 E. Big Beaver Road, Suite 300, Troy, Michigan            48083
--------------------------------------------------         ----------
    (Address of Principal Executive Offices)               (Zip Code)

                                 (248) 619-2800
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the follwing provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 15, 2005, the Compensation Committee (the "Committee") of the Board of Directors of Syntel, Inc. (the "Company") approved an aggregate of $ 214,489 in cash bonus awards payable on March 10, 2005 to the executive officers for performance during 2004, including the following bonus awards to executive officers listed in the Company's Proxy Statement dated April 29, 2004:

Bharat Desai                 -0-
Prakash Kenjale           20,000
Marlin Mackey             48,750
Daniel M. Moore           46,875
Rajiv Tandon                 -0-

Bonuses for executive officers are based upon the achievement of annually specified individual and corporate goals, as well as a review of personal performance. With regard to corporate goals for the 2004 bonuses, the Committee evaluated the Company's financial performance with regard to earnings per share and total revenue and the extent to which its strategic and business goals were met. With regard to personal performance for the 2004 bonuses, the Committee evaluated a set of subjective personal targets unique to each executive officer.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                           Syntel, Inc.
                                                --------------------------------
                                                           (Registrant)


Date   March 9, 2005                            By     /s/ Daniel M. Moore
    ----------------------                        ------------------------------
                                                        Daniel M. Moore,
                                                  Chief Administrative Officer


                                       3